Hewlett Packard Enterprise

silver peak

HPE TO ACQUIRE SD-WAN LEADER SILVER PEAK

ARUBA AND SILVER PEAK TO ACCELERATE ENTERPRISE CLOUD TRANSFORMATION WITH A COMPREHENSIVE EDGE-TO-CLOUD NETWORKING SOLUTION

July 13, 2020

http://www.hpe.com/investor/home

FORWARD LOOKING STATEMENTS

This presentation may contain forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries ("Hewlett Packard Enterprise") may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements regarding the expected benefits and costs of the transaction contemplated by this presentation; the expected timing of the completion of the transaction; the ability of HPE, its subsidiaries and Silver Peak to complete the transaction considering the various conditions to the transaction, some of which are outside the parties' control, including those conditions related to regulatory approvals; projections of revenue, margins, expenses, net earnings, net earnings per share, cash flows, or other financial items; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on Hewlett Packard Enterprise and its financial performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits of the transaction described in this presentation may not materialize as expected; that the transaction may not be timely completed, if at all; that, prior to the completion of the transaction, Silver Peak's business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; the need to address the many challenges facing Hewlett Packard Enterprise's businesses; the competitive pressures faced by Hewlett Packard Enterprise's businesses; risks associated with executing Hewlett Packard Enterprise's strategy; the impact of macroeconomic and geopolitical trends and events; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; and other risks that are described in our Fiscal Year 2019 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise's other filings with the Securities and Exchange Commission. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements.

PRESENTERS



Antonio Neri

President &
Chief Executive Officer



Tarek Robbiati

Executive Vice President &
Chief Financial Officer



Keerti Melkote

President, Intelligent Edge and
Founder, Aruba Networks



David Hughes

CEO & Founder, Silver Peak

COMBINATION ACCELERATES ENTERPRISE CLOUD TRANSFORMATION IN THE EDGE-TO-CLOUD ERA WITH COMPREHENSIVE END-TO-END NETWORKING SOLUTION

Hewlett Packard Enterprise

End-to-End Edge-to-Cloud Leadership

aruba
a Hewlett Packard Enterprise company

Wired and Wireless LAN Leader

\+

silver peak®

SD-WAN Leader

TRANSACTION RATIONALE

- The combination of Aruba, already a leader in the Edge and Silver Peak will **accelerate Cloud transformation** for enterprises with a **comprehensive Edge-to-Cloud networking solution** covering all aspects of wired, wireless LAN and wide area networking
- Silver Peak's simple, intuitive 'self-driving' WAN delivers **significant cost savings** while maintaining **application performance** for rapid business recovery in a post COVID world
- **Silver Peak complements Aruba's existing work from home and branch office solutions** to deliver the industry's most comprehensive portfolio designed to securely connect **any Edge to any Cloud**
- **Significantly expands Aruba's addressable market** and is **highly accretive to Aruba's revenue growth and gross margins**
- Accelerates growth of **high margin recurring revenues** with compelling economics
- Highly **synergistic with Aruba's customer base, innovation DNA, and sales channel**

ARUBA AND SILVER PEAK COMBINED LEADERSHIP

Gartner Magic Quadrant
Wired and Wireless LAN Access


CHALLENGERS
LEADERS
Cisco
HPE (Aruba)
Extreme Networks
Fortinet
Huawei
CommScope (Ruckus Networks)
Dell EMC
ALE
Juniper Networks (Mist Systems)
Ruijie Networks
H3C
Allied Telesis
D-Link
Rohde & Schwarz (LANCOM Systems)
Ubiquiti Networks
TP-Link
Cambium Networks
Mojo Networks (Arista Networks subsidiary)
ABILITY TO EXECUTE
NICHE PLAYERS
VISIONARIES
COMPLETENESS OF VISION
As of April 2019
© Gartner, Inc

MARKET LEADER

14 YEARS RUNNING

Gartner Magic Quadrant
WAN Edge Infrastructure


CHALLENGERS
LEADERS
VMware
Silver Peak
Fortinet
Cisco
Citrix
Huawei
Versa
CloudGenix
Juniper Networks
Oracle (Talari Networks)
Aryaka
HPE (Aruba)
Nuage Networks
Cradlepoint
FatPipe Networks
Peplink
Barracuda
Riverbed
Teldat
ABILITY TO EXECUTE
NICHE PLAYERS
VISIONARIES
COMPLETENESS OF VISION
As of October 2019
© Gartner, Inc

MARKET LEADER

2 YEARS RUNNING*

Source: Gartner (November 2019)
** The Gartner WAN Edge MQ debuted in 2018*

SILVER PEAK COMPETITIVE DIFFERENTIATION AND CUSTOMER IMPACT

1,500+ ENTERPRISE CUSTOMERS

BARNES & NOBLE | Callaway | CAT | CUSHMAN & WAKEFIELD
DHL SUPPLY CHAIN | EPIC GAMES | FOXCONN | FUJITSU
HARLEY-DAVIDSON MOTOR CYCLES | IKEA | intuit | KAYAK
Kellogg's | KLA Tencor | mazda | molex
Nuffield Health | one medical | ROSS DRESS FOR LESS | Ryder Ever better.
Sempra Energy | ServiceKing | Smart&Final | SONY
stewart | Texas Instruments | The Coca-Cola Company | TOSHIBA

CUSTOMER BENEFITS

BUSINESS DRIVEN

National Auto Services Chain

10x time reduction to turn up new branches (M&A)

HIGHEST QUALITY OF EXPERIENCE

National Title Company

100x bandwidth improvement, high-quality voice over broadband

CONTINUOUS ADAPTATION

International Food Manufacturer

95% reduction of downtime with adaptive internet breakout

CONTINUOUS ADAPTATION

Global Commercial Real Estate Company

75% cost reduction replacing branch routers and Firewalls

COMBINED WITH THE ARUBA EDGE SERVICES PLATFORM, SILVER PEAK ACCELERATES DIGITAL TRANSFORMATION FROM THE EDGE TO THE CLOUD


REMOTE
BRANCH OFFICE
CLOUD
CAMPUS
DATA CENTER
ARUBA CENTRAL
Onboarding
Provisioning
Orchestration
Analytics
Location
Management
AIOPS
Visibility
Authentication
Continuous Monitoring
Policy Enforcement
Unified Threat Management
ZERO TRUST SECURITY
Wireless
Wired
SD-WAN
5G
IoT
UNIFIED INFRASTRUCTURE

COMPLETE WAN PORTFOLIO MEETS ALL CUSTOMER REQUIREMENTS



WAN Transformation to the Cloud
Silver Peak SD-WAN
(2020)
SaaS and Apps to the Cloud
SD-WAN for cost efficiencies and app performance
Market and Tech Pioneer
Secure, remote connectivity for teleworkers
Comprehensive Industry Leading WAN Solutions
New Category Creation
Unified management and control for SD-LAN + SD-WAN
WAN Transformation to the Home
Remote Access Points
(2009)
WAN Transformation at the Edge
Aruba SD-Branch
(2018)

THE TRANSACTION EXPANDS HPE-ARUBA EDGE-TO-CLOUD PLATFORM OPPORTUNITY AND EXTENDS MARKET LEADERSHIP

TAM EXPANSION (2020 – 2024)



(US$bn)
Wired [1]
Wireless
SD-WAN
Total CAGR: 5%
$32.7
$2.3
$5.7
$24.7
silver peak
TAM CAGR: 21%
aruba
TAM CAGR: 3%
aruba
TAM CAGR: 3%
$39.3
$4.9
$6.3
$28.0
2020
2024

GROWTH VECTORS

- Superior value proposition with best-in-class integrated offering with Aruba Edge Services Platform (ESP)
- Accelerating WAN transformations replacing legacy architectures
- Opportunity to cross sell across Silver Peak and Aruba install base, and scale business in EMEA and APJ using Aruba global sales channels
- Target an expanded TAM across SD-WAN and SD-Branch
- Gain market share with most comprehensive secure networking portfolio

60% of enterprises will have adopted SD-WAN by 2024, compared with <20% in 2019

Source: Aruba analysis with 650 Group
1. Wired represents Campus switching + DC switching

TRANSACTION SUMMARY

Transaction Consideration	▪ $925 million in cash
Expected Financial Impact	▪ Fund the acquisition through cash on the balance sheet ▪ Highly accretive to Aruba revenue growth and GM – Silver Peak LTM Revenue[1] of $132M, which includes SD-WAN growth of over 50%, significantly faster than the overall SD-WAN market growth ▪ Neutral to non-GAAP EPS (including stock based compensation) in FY22
Employee Retention	▪ Silver Peak management team committed to joining HPE family ▪ Retention program for key employees at Silver Peak
Expected Closing	▪ Expected to close by HPE's fourth quarter of fiscal year 2020 ▪ Transaction subject to customary closing conditions

1. LTM revenue represents the last twelve months ending 4/30/2020 (unaudited)

END-TO-END EDGE LEADERSHIP

aruba

a Hewlett Packard Enterprise company

+

silver peak®

Wired and Wireless LAN Leader

SD-WAN Leader

THANK YOU

http://www.hpe.com/investor/home